Exhibit 10.12

FORM OF PUBLIC OFFERING SUBSCRIPTION AGREEMENT

QUANTUM ENERGY, INC.

FOR A COMPLETE DESCRIPTION OF THE PUBLIC OFFERING AND INFORMATION REGARDING INVESTMENT RISKS, YOU ARE URGED TO READ THE PROSPECTUS INCLUDED AS PART OF THE COMPANY’S REGISTRATION STATEMENT.

This subscription agreement (this “Subscription”) is dated __________, 201__, by and between the investor identified on the signature page hereto (the “Investor”) and Quantum energy, Inc., a Nevada corporation (the “Company”). The parties agree as follows:

1.	Subscription. Investor hereby subscribes and agrees to purchase and the Company agrees to sell to Investor such number of shares (the “Shares”) of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), as set forth on the Signature Page attached as part of this Agreement (the “Signature Page”) hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor subscribes to purchase and (y) the purchase price per share as set forth on the Signature Page hereto. The Shares are being registered for sale pursuant to a Registration Statement on Form S-1, Registration No. 333-118138, as may be amended from time to time (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”). The Registration Statement will have been declared effective by the SEC (the “Commission”) prior to issuance of any Shares and acceptance of any Investor’s subscription. A final prospectus (and/or prospectus supplement, the “Prospectus”) will be delivered to the Investor as required by law. The Shares are being offered directly by the Company on a “best efforts”, any and all basis up to $4,000,000. Provided the Company’s Registration Statement is declared effective by the SEC, the closing of the Subscription for the Shares hereunder (the “Closing”) shall occur immediately upon: (i) receipt and acceptance by the Company of the Subscriber’s properly completed and executed Signature; and (ii) receipt of all funds for the subscription of shares hereunder (by wire transfer of immediately available funds to the Company), at which time the Company shall cause the Shares to be issued to the Subscriber in the name(s) set forth in the Signature Page and the Company shall cause the Shares to be delivered to the Investor (A) through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the Signature Page under the heading “DWAC Instructions,” or (B) if requested by the Investor on the Signature Page or if the Company is unable to make the delivery through the facilities of The Depository Trust Company’s DWAC system, through the book-entry delivery of Shares on the books and records of the Company’s transfer agent, Pacific Stock Transfer Company (the “Transfer Agent”). If delivery is made by book entry on the books and records of the Transfer Agent, the Company shall send written confirmation of such delivery to the Investor at the address indicated on the Signature Page. No fractional Shares shall be purchased and any excess funds representing fractional Shares shall be returned to the Investor. By payment of the Shares, the Investor acknowledges receipt of the Prospectus prior to the date of the Subscription, the terms of which govern the investment in the Shares. Pending acceptance of this subscription, the Subscriber’s subscription amount shall be held in an escrow account established by the Company.

2.	The Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon: (i) the Subscriber understands that there is no minimum number of shares that must be sold in this Offering before the Company can accept the Subscriber’s subscription and have a Closing; (ii) the Subscriber acknowledges the public availability of the Company’s current Prospectus which can be viewed on the SEC Edgar Database, under the CIK number 0001295961 and the Prospectus is made available in the Company’s most recent Registration Statement on form S-1, as amended, declared effective on _______, 2018; (iii) all information herein concerning the Subscriber on the Signature Page is correct and complete as of the date hereof and as of the date of Closing; (iv) the Subscriber is at least eighteen (18) years of age and is a valid resident of the state indicated on the Signature Page; (v) the Subscriber is under no legal disability nor is the Subscriber subject to any order, which would prevent or interfere with the Subscriber’s execution, delivery and performance of this Subscription Agreement or the purchase of the Shares by the Subscriber; and (vi) the Subscriber has received and/or read the Prospectus.

3.	This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of Nevada. In the event there is any conflict between this Subscription Agreement and the Prospectus, the terms set forth in the Prospectus shall be controlling.

4.	This Subscription Agreement cannot be revoked by the subscriber and it is an irrevocable agreement binding on the Subscriber, and on the Subscriber’s heirs, estate, legal representatives, assigns and successors, and shall survive the Subscriber’s death, disability or dissolution. The Company, however, may reject the agreement prior to the Company’s acceptance of the same.

5.	This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the purchase of Shares of the Company’s Common Stock in the Offering and may be amended only in writing by the parties to be bound thereby.

6.	If this Subscription Agreement is executed on behalf of a corporation, partnership, trust or other entity, the signatory named on the Signature Page has/have been duly authorized and empowered to execute this Subscription Agreement and all other instruments in connection with the purchase of the shares, and the signature(s) of the signatory is/are binding upon such corporation, partnership, trust or other entity.

7.	This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format. All communications hereunder, except as otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile or e-mail transmission, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing (i) to the Company - as set forth on the Signature Page hereto and (ii) to the Investor - as set forth on the Signature Page hereto. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

[Signature Page Follows]

Signature Page to

Public Offering Subscription Agreement of

Quantum Energy, Inc.

FOR A COMPLETE DESCRIPTION OF THE PUBLIC OFFERING AND INFORMATION

REGARDING INVESTMENT RISKS, YOU ARE URGED TO READ THE PROSPECTUS.

IF YOU WISH TO PURCHASE SHARES IN THE PUBLIC OFFERING, YOU MUST COMPLETE THIS SIGNATURE PAGE WHICH IS PART OF THE PUBLIC OFFERING SUBSCRIPTION AGREEMENT.

PLEASE CAREFULLY READ AND FILL OUT THIS SIGNATURE PAGE.

INCOMPLETE SIGNATURE PAGES WILL BE REJECTED.

If the foregoing Public Offering Subscription Agreement correctly sets forth our agreement, please confirm this by signing and returning this Signature Page to the Company at the address set forth below

Date: ________________________________

Number of Shares you subscribe to purchase: __________________________	Aerkomm Inc.

Purchase Price per Share: $_______	By:

Total Purchase Price (Number of Shares X $___ per share: $___________	Name:
Print exact name(s) of subscriber(s): Subscriber 1:_________________________________________ Subscriber 2:_________________________________________	Title:

Signature of Subscriber(s):

Subscriber 1:_________________________________________

Subscriber 2:_________________________________________

Signature of authorized person if the Subscriber is an Entity:

By:________________________________________

Print Name and Title

Name(s) in which the shares are to be registered (and form of joint ownership, if applicable):

_________________________________________

_________________________________________

Form of joint ownership, if applicable:

_________________________________________

[Issuer Notice Information]

Residence or Physical Mailing Address of Subscriber(s) (cannot be a P.O. Box):

__________________________________

__________________________________

__________________________________

Telephone Numbers of Subscriber(s) (include Area Code):

Subscriber 1:

Daytime Phone: (___)_____________          Evening Phone: (___)________________

Subscriber 2:

Daytime Phone: (___)_____________          Evening Phone: (___)________________

Social Security or Taxpayer Identification Number(s) of Subscriber(s):

Subscriber 1: ____-_____-_____

Subscriber 2: ____-_____-_____

SELECT METHOD OF DELIVERY OF SHARES: DRS OR DWAC (CHECK ONE)

DWAC DELIVERY INSTRUCTIONS:

1. Name of DTC Participant (broker dealer at which the account or accounts to be credited with the Shares are maintained): _______________________________

2. DTC Participant Number: _______________________________

3. Name of Account at DTC Participant being credited with the Shares: _______________________________

4. Account Number of DTC Participant being credited with the Shares: _______________________________

DRS ELECTRONIC BOOK ENTRY CONFIRMATION (hold shares at transfer agent) Delivery Instructions:

Name in which Shares should be issued: ______________________

Address for Shareholder: Street_________________________________________

City/State/Zip: ______________________________; Attention: _____________________________________

Telephone No.: _____________________________

WIRE PAYMENT INSTRUCTIONS:

NO SUBSCRIPTIONS WILL BE ACCEPTED OR WIRE TRANSFERS ACCEPTED UNLESS AND UNTIL THE REGISTRATION STATEMENT HAS BEEN DECLARED EFFECTIVE BY THE SEC. A COPY OF THIS SUBSCRIPTION AGREEMENT, DULY EXECUTED BY BOTH PARTIES HERETO, WILL BE DELIVERED TO YOU.

To the following instructions:

[Escrow Account]

ABA/Routing #: ___________

Swift #: _____________

Account #: _____________

Account Title: __________________

Telephone No.: ______________

Fax No.: _____________________

COMPLETE, SIGN AND RETURN THIS SIGNATURE PAGE TO THE COMPANY AT:

218 N. Jefferson Street

Chicago, Illinois 60661

Attention: Jerold N. Siegan, Esq.

CHECKS MUST BE MADE PAYABLE TO

QUANTUM ENERGY, INC.